UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

HEWLETT PACKARD ENTERPRISE COMPANY

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 23, 2016. Meeting Information HEWLETT PACKARD ENTERPRISE COMPANY Meeting Type: Annual Meeting For holders as of: January 26, 2016 Date: March 23, 2016 Time: 2:00 PM PT Location: Meeting live via the Internet-please visit HPE.onlineshareholdermeeting.com The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit HPE.onlineshareholdermeeting.com and be sure to have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page). HEWLETT PACKARD ENTERPRISE COMPANY 3000 HANOVER STREET You are receiving this communication because you hold shares in PALO ALTO, CA 94304-1112 the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/hpe or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P72204 See proxy the materials reverse and side voting of this instructions. notice to obtain M100031—

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com/hpe. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/hpe 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 9, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com/hpe. Have the information that is printed in the box marked by the arrow P72204?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.—During The Meeting: Go to HPE.onlineshareholdermeeting.com. Have the information that is printed in the box marked by M100032 the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Daniel Ammann 2. To ratify the appointment of the independent registered public accounting firm for the fiscal year ending 1b. Marc L. Andreessen October 31, 2016 1c. Michael J. Angelakis 3. Advisory vote to approve executive compensation The Board of Directors recommends you vote 1 year on 1d. Leslie A. Brun the following proposal: 1e. Pamela L. Carter 4. Advisory vote on the frequency of future advisory votes 1f. Klaus Kleinfeld on executive compensation 1g. Raymond J. Lane NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1h. Ann M. Livermore 1i. Raymond E. Ozzie 1j. Gary M. Reiner 1k. Patricia F. Russo 1l. Lip-Bu Tan 1m. Margaret C. Whitman 1n. Mary A. Wilderotter—P72204 M100033

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